UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2013

Medient Studios, Inc.

(Exact name of registrant as specified in its charter)
Commission File Number 000-53835

Nevada	41-2251802
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1800 Vine St., Los Angeles CA	90028
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (203) 644-6996

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On January 22, 2013, Medient Studios, Inc. sent out a letter to all shareholders regarding the registrant’s business over the past year and its plans for the future.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

No.            Description

99             Shareholder letter dated January 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Medient Studios, Inc.

By:      /s/ Manu Kumaran

Manu Kumaran

Chief Executive Officer

January 24, 2013